EXHIBIT 31.1

CERTIFICATIONS PURSUANT TO RULE 13a-14(a)
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I, Luke R. Schmieder, certify that:

1.   I have reviewed  this annual report on Form 10-KSB/A of Mesa  Laboratories,
     Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the small  business  issuer as of, and for,  the periods  presented in this report;

4.   The  small  business  issuer's  other  certifying   officer(s)  and  I  are
     responsible  for  establishing  and  maintaining  disclosure  controls  and procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules
     13a-15(f) and 15d-15(f)) for the small business issuer and have:

     (a)Designed  such  disclosure  controls  and  procedures,  or  caused  such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision, to ensure that material information relating to the small business  issuer,  including its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

     (b)Designed such internal control over financial reporting,  or caused such internal  control over  financial  reporting to be designed  under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external  purposes in accordance  with generally  accepted  accounting principles;

     (c)Evaluated the  effectiveness of the small business  issuer's  disclosure controls and procedures  and presented in this report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the  end of the  period  covered  by  this  report  based  on  such evaluation; and

     (d)Disclosed  in this  report  any  change in the small  business  issuer's internal  control over financial  reporting  that occurred  during the small  business  issuer's  fourth fiscal  quarter that has  materially affected,  or is  reasonably  likely to materially  affect,  the small business issuer's internal control over financial reporting; and

5.   The  small  business  issuer's  other  certifying  officer(s)  and  I  have disclosed,  based on our most recent  evaluation  of internal  control over financial reporting,  to the small business issuer's auditors and the audit committee of the small  business  issuer's  board of directors  (or persons performing the equivalent functions):

     (a)All significant  deficiencies  and material  weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the small  business  issuer's
          ability   to  record,   process,   summarize   and  report   financial
          information; and

     (b)Any fraud,  whether or not material,  that involves  management or other employees who have a significant  role in the small business  issuer's internal control over financial reporting.

Date: April 22, 2005                                     /s/Luke R. Schmieder
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                                                            Luke R. Schmieder
                                                            Chief Executive Officer